Exhibit 99.2

NASDAQ: ABUS www.arbutusbio.com August 3, 2023 Corporate Presentation © 2023 Arbutus Biopharma, Inc.

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 and Canadian securities laws . All statements that are not historical facts are hereby identified as forward - looking statements for this purpose and include, among others, statements relating to : the potential market opportunity for HBV ; Arbutus’ ability to meet a significant unmet medical need ; the sufficiency of Arbutus’ cash and cash equivalents for the anticipated durations ; the expected cost, timing and results of Arbutus’ clinical development plans and clinical trials, including its clinical collaborations with third parties ; the potential for Arbutus’ product candidates to achieve their desired or anticipated outcomes ; Arbutus’ expectations regarding the timing and clinical development of Arbutus’ product candidates, including its articulated clinical objectives ; the timeline to a combination cure for HBV ; Arbutus’ coronavirus strategy ; Arbutus’ expectations regarding its technology licensed to third parties ; the expected timing and payments associated with strategic and/or licensing agreements ; the patent infringement lawsuit against Moderna ; and other statements relating to Arbutus’ future operations, future financial performance, future financial condition, prospects or other future events . With respect to the forward - looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things : the timely receipt of expected payments ; the effectiveness and timeliness of pre - clinical studies and clinical trials, and the usefulness of the data ; the timeliness of regulatory approvals ; the continued demand for Arbutus’ assets ; and the stability of economic and market conditions . While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties, and contingencies including uncertainties and contingencies related to the ongoing COVID - 19 pandemic and patent litigation matters . Forward - looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward - looking statements . Such factors include, among others : anticipated pre - clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate ; changes in Arbutus’ strategy regarding its product candidates and clinical development activities ; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products ; economic and market conditions may worsen ; uncertainties associated with litigation generally and patent litigation specifically ; market shifts may require a change in strategic focus ; the parties may never realize the expected benefits of the collaborations ; and the ongoing COVID - 19 pandemic could significantly disrupt Arbutus’ clinical development programs . A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10 - K, Quarterly Report on Form 10 - Q and Arbutus' periodic disclosure filings, which are available at www . sec . gov and at www . sedar . com . All forward - looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward - looking statements or to publicly announce the result of any revisions to any of the forward - looking statements contained herein to reflect future results, events or developments, except as required by law . 2 © 2023 Arbutus Biopharma, Inc.

Our Strategy Leverage the proven track record of success established with our team's expertise in understanding and treating viral infections by discovering and developing a broad, differentiated pipeline of therapies targeting chronic HBV, COVID - 19, and future coronavirus outbreaks. Develop a combination therapy that includes antivirals and immunologics to provide a finite duration treatment for people with cHBV that results in >20% functional cure rate. Develop novel oral pan - coronavirus antivirals targeting essential viral proteins with the goal of reducing hospitalizations and providing pre - exposure prophylactic therapy. HBV: Hepatitis B Virus | cHBV: chronic HB V 3 © 2023 Arbutus Biopharma, Inc.

Investment Highlights Strong financial position Indications with significant unmet medical need & large market opportunities Patented LNP technology Broad portfolio of internally discovered assets with distinct MOAs Lead HBV compound – imdusiran (AB - 729) RNAi therapeutic in multiple Phase 2a combination clinical trials Team with virology expertise and proven track record Focused on developing functional cure for HBV and oral pan - coronavirus therapeutics Cash runway into Q1 2025 Data shows imdusiran is generally safe and well - tolerated and has shown meaningful suppression of HBsAg while on - or off - treatment RNAi therapeutic PD - L1 inhibitor RNA destabilizer M pro inhibitor Nsp12 polymerase inhibitor Receiving licensing royalties arising from Alnylam’s Onpattro ® and seeking damages for Moderna & Pfizer/BioNTech COVID - 19 vaccine sales Discovered, developed & commercialized multiple drugs MOA: Mechanism of Action | PD - L1: Programmed death - ligand 1 | M pro : Main protease NSP12 : N on - structural protein | HBsAg: Hepatitis B surface antigen ` 4 © 2023 Arbutus Biopharma, Inc.

Broad Pipeline HBV AB - 729 - 001 single - ascending dose / multiple - ascending dose RNAi Therapeutic Imdusiran (AB - 729 ) AB - 729 - 201 Combo trial (imdusiran + Peg - IFNa - 2a + NA) AB - 729 - 202 Combo trial (imdusiran + vaccine + NA ) PD - L1 Inhibitor (oral) AB - 101 RNA destabilizer (oral) AB - 161 COVID - 19 M pro inhibitor (oral) Nsp12 polymerase inhibitor (oral) Lead Optimization IND Enabling Phase 1 Phase 2 Phase 3 Marketed NA: Nucleoside Analogue 5 AB - 343 © 2023 Arbutus Biopharma, Inc.

HBV Overview Life - threatening liver infection caused by hepatitis B virus (HBV) Transmitted through body fluids and from mother to child Long - term chronic infection ( cHBV ) leads to higher risk of cirrhosis and/or liver cancer Cause & Symptoms Diagnosis HBsAg detection Additional biomarkers necessary to determine stage of disease Treatments NA therapy – lifelong daily therapy, aimed at reducing HBV DNA and risk of cirrhosis and/or HCC Peg - IFN α – administered weekly; poorly tolerated <5% of patients achieve functional cure Rationale Need for finite and more efficacious HBV treatments that further improve long - term outcomes and increase functional cure rate Combination therapy with different MOAs will be required to reduce HBsAg, suppress HBV DNA, and boost immune system Sources for all data on slide: 1 Hepatitis B Fact Sheet, WHO https://www.who.int/news - room/fact - sheets/detail/hepatitis - b ; Hep B Foundation link https://www.hepb.org/what - is - hepatitis - b/what - is - hepb/facts - and - figures/ ; Kowdley et al. Hepatology (2012) Prevalence of Chronic Hepatitis B Among Foreign - Born Persons Living in the US by Country of Origin 2 Pegasys , PEG - Intron, Baraclude and Viread Package Inserts HBsAg : HBV Surface Antigen | HCC: Hepatocellular carcinoma 6 © 2023 Arbutus Biopharma, Inc.

Africa 60M E Mediterranean 21M SE Asia 39M W Pacific 115M EU 15M Americas 7M ~820k people die every year as a consequence despite the availability of effective vaccines and antivirals. people are chronically infected with HBV, globally. >290M >290M Chronic HBV Sources: https://www.who.int/news - room/fact - sheets/detail/hepatitis - b https://www.hepb.org/what - is - hepatitis - b/what - is - hepb/facts - and - figures/ HBV Presents a Significant Unmet Medical Need 30M 6.6M 2.3% Treated Low due to sub - optimal SOC cure rate and asymptomatic nature of disease. 10.5% Diagnosed 2M USA 15M Europ e 90M China 7 SOC: Standard of Care © 2023 Arbutus Biopharma, Inc.

Suppress Reduce Boost Viral DNA and cccDNA Pool Viral Antigen - HBsAg Host Immune System Leading to an HBV Cure 3 - Pronged Approach to Therapeutic Success Therapeutic success will require a combination of agents with complementary MOAs. Suppress HBV DNA Reduce viral antigens Boost host immune response 8 NA RNAi RNA Destabilizer RNAi RNA Destabilizer RNAi RNA Destabilizer PD - L1 Inhibitor Interferon Therapeutic Vaccines © 2023 Arbutus Biopharma, Inc.

Proprietary GalNAc - conjugate delivery technology provides liver targeting and enables subcutaneous dosing Single trigger RNAi agent targeting all HBV transcripts Inhibits HBV replication and lowers all HBV antigens Pan - genotypic activity across HBV genotypes Demonstrated complementarity with other agents Actively targets the liver Active against cccDNA derived and integrated HBsAg transcripts Clean profile in long term preclinical safety studies RNAi Therapeutic Imdusiran GalNAc n Linker Polymerase, Core Ag, eAg , pgRNA sAg sAg HBx 9 © 2023 Arbutus Biopharma, Inc.

AB - 729 - 001 Phase 1a/1b Clinical Trial HBeAg: HBV E antigen | TDF: tenofovir disoproxil fumarate Part 3: Multiple Ascending Dose in cHBV Patients E: 60mg Q4W HBV DNA - F: 60mg Q8W HBV DNA - G: 90mg Q8W + TDF HBV DNA+ I: 90mg Q8W HBV DNA - J: 90mg Q12W HBV DNA - K: 90mg Q8W HBV DNA - , HBeAg+ only Single - ascending dose Imdusiran monotherapy conclusions: • Robust HBsAg declines across all cohorts • HBV DNA declines in HBV DNA+ patients Part 1 & 2: 10 Data presented at EASL 2022 © 2023 Arbutus Biopharma, Inc.

Robust HBsAg Declines Irrespective of Dose, Dosing Schedule, HBeAg or HBV DNA Status Mean (SE) Baseline and Δ log 10 HBsAg by Visit Data shown as mean (SE) log 10 IU/mL; minimum of 5 subjects/timepoint. Last imdusiran (AB - 729) dose Cohort E: Week 44, Cohorts F, I, G, K: Week 40, Cohort J: Week 36; HBsAg Assay LLOQ = 0.07 IU/mL; *N=6; # N=5 11 All Cohorts achieved at least a - 1.8 log 10 decline in mean HBsAg at the end of the treatment period (Week 48) Mean HBsAg levels remained below baseline values at Follow Up Week 48 There were no significant differences in mean HBsAg declines between the 60 mg and 90 mg doses or between different dosing intervals Data presented at Global Hepatitis Summit 2023 © 2023 Arbutus Biopharma, Inc. HBV DNA+ HBV DNA - Visit Cohort G (N=7) Cohort K (N=7) Cohort J (N=7) Cohort I (N=6) Cohort F (N=7) Cohort E (N=7) 3.14 (0.14) 3.23 (0.14) 3.37 (0.28) 3.36 (0.23) 3.53 (0.17) 3.51 (0.20) Baseline - 1.56 (0.32) - 1.63 (0.39) - 1.06 (0.31) - 1.30 (0.19) - 1.02 (0.11) - 1.10 (0.15) Treatment Week 12 - 1.82 (0.29) - 1.99 (0.35) - 1.56 (0.25) - 1.79 (0.22) - 1.57 (0.09) - 1.84 (0.16) Treatment Week 24 - 2.05 (0.31) - 2.57 (0.61) - 1.80 (0.41) - 1.91 (0.32) - 1.90 (0.14) - 1.89 (0.18) Treatment Week 48 - 1.50 (0.13) - 2.38 (0.75) - 1.52 (0.40) - 1.42 (0.26) - 1.59 (0.23) - 1.74 (0.20) Follow Up Week 12 - 1.53 (0.29) - 1.82 (0.63) - 1.49 (0.35) - 1.37 (0.39) - 1.26 (0.21) - 1.43 (0.18) Follow Up Week 24 - 1.10 (0.27) - 1.86 (0.70) - 1.04 (0.20) - 0.88 (0.33) - 1.01 (0.24) - 1.55 (0.56) Follow Up Week 48

Data presented at EASL 2022 and AASLD 2022 12 Change in HBsAg vs time AB - 729 - 001 : Robust & Sustained HBsAg Declines While On - or Off - Treatment with Imdusiran 33 of 41 patients had HBsAg < 100 IU/mL at some point during the trial 1 patient in Cohort E (baseline HBsAg = 583.5 IU/mL) who qualified but declined to participate in NA discontinuation seroconverted at Week 84 (HBsAg < LLOQ and HBsAb = 189 IU/mL at last visit); liver enzymes remained within normal limits. 2 patients in Cohort K reached HBsAg<LLOQ on multiple visits with detectable HBsAb levels Cohort I Cohort F Cohort E Cohort J Cohort G Cohort K © 2023 Arbutus Biopharma, Inc.

AB - 729 - 001 : Imdusiran Shows Low Levels of HBV Biomarkers Persisting in cHBV Patients While Off - Treatment 7 of 9 (78%) subjects remain off NA therapy for 44 - 64 weeks and all completed imdusiran treatment over 1½ years ago Most subjects have maintained low HBV DNA levels off treatment 13 Data presented at GHS 2023 * Patient 53 restarted NA therapy at Investigator’s request after the NA d/c FU W20 visit (pink shaded area). ** Patient 58 restarted therapy after the NA d/c FU W36 visit (pink shaded area) . © 2023 Arbutus Biopharma, Inc. Patient 46 Baseline HBsAg = 1392 IU/mL Patient 58** (Cohort G) NA retreatment Baseline HBsAg = 1397 IU/mL Patient 51 Patient 61 Baseline HBsAg = 2021 IU/mL HBsAg (IU/mL), ALT (U/L) HBV DNA (IU/mL) Patient 52 Baseline HBsAg = 1888 IU/mL Patient 59 (Cohort G) Baseline HBsAg = 1338 IU/mL Patient 60 (Cohort G) Baseline HBsAg = 1128 IU/mL Patient 56 (Cohort G) Baseline HBsAg = 277 IU/mL HBsAg remains between - 0.8 and - 1.6 log 10 IU/mL below baseline values NA discontinuation post - imdusiran treatment appears well tolerated with no ALT flares HBsAg (IU/mL), ALT (U/L) HBV DNA (IU/mL) Patient 53* NA retreatment Baseline HBsAg = 2368 IU/mL

AB - 729 - 001 : Treatment with Imdusiran Reactivates HBV Specific Immunity in Some Patients 14 0 4 812162024283236404448525660 0 1 2 3 4 5 0 20 40 60 H B s A g ( L o g 1 0 I U / m L ) Patient 43 60 mg Q4W 0 4 8 1216202428323640444852 0 1 2 3 4 0 10 20 30 40 50 60 H B s A g ( L o g 1 0 I U / m L ) Patient 48 60 mg Q8W Upregulation of HBV - specific T - cell activation markers observed in all 7 patients assessed to date Two profiles of HBV - specific T cell IFN - γ responses observed Elevation between Wk 16 - 28 which coincides with nadir of HBsAg reduction *Elevation after imdusiran dosing completed, between Wk 48 - 60 Data presented at EASL 2022 Patient 42* 60 mg Q4W Imdusiran Increased HBV - Specific T - Cell Activation Imdusiran Decreased Exhausted T - Cells B a s e l i n e E O T W k 3 2 ^ F / U W k 5 6 B a s e l i n e E O T W k 3 2 ^ F / U W k 5 6 0 10 20 30 F r e q u e n c y ( % ) Patient 43 ^ Last on - treatment PBMC sample available prior to last dose at Wk 44 B a s e l i n e E O T W k 4 0 F / U W k 5 2 B a s e l i n e E O T W k 4 0 F / U W k 5 2 0 10 20 30 F r e q u e n c y ( % ) Patient 48 B a s e l i n e E O T W k 4 4 F / U W k 6 0 B a s e l i n e E O T W k 4 4 F / U W k 6 0 0 10 20 30 F r e q u e n c y ( % ) Patient 42 © 2023 Arbutus Biopharma, Inc.

AB - 729 - 001 Safety Summary Imdusiran is generally safe and well - tolerated after repeat dosing for up to 48 weeks No treatment - related SAEs or discontinuations due to AEs No treatment - related Grade 3 or 4 AEs No treatment - related Grade 3 or 4 laboratory abnormalities • Grade 1 and Grade 2 ALT elevations have improved or stabilized with continued treatment Injection site AEs were all Grade 1 (erythema, pain, bruising) No clinically meaningful changes in ECGs or vital signs After NA treatment discontinuation, no ALT flares have been observed 15 SAE: Serious Adverse Event | AE: Adverse Event © 2023 Arbutus Biopharma, Inc.

AB - 729 - 001 Clinical Trial Key Takeaways Imdusiran provided robust and comparable HBsAg declines regardless of dose, dosing interval, HBeAg or DNA status Discontinuation of both imdusiran and NA - therapy results in sustained reduction in HBsAg and HBV DNA in 7 of 9 patients Imdusiran was generally safe and well - tolerated after completing dosing in 41 patients Imdusiran results in HBV - specific T - cell immune restoration and decrease of exhausted T - cells in some patients 16 * Data previously presented © 2023 Arbutus Biopharma, Inc.

Phase 2a POC Clinical Trial Imdusiran in combination with ongoing NA therapy and short courses of Peg - IFN α - 2 a in cHBV patients AB - 729 - 201: Follow - up (24 - weeks) Imdusiran + NA + IFN (n=12) NA + IFN (n=12) Imdusiran +NA+IFN (n=8) NA + IFN (n=8) Imdusiran + NA (60mg Q8W) n=43 HBeAg - Randomize Follow - up (24 - weeks) 1 52 28 24 40 Weeks POC: Proof of Concept *Data presented at EASL 2023 Primary objective : evaluate safety and tolerability of imdusiran in combination with Peg - IFNa - 2a in patients with NA - suppressed cHBV Preliminary results*: treatment was generally well tolerated with continued HBsAg declines in some patients during the IFN treatment period • Mean HBsAg decline during lead - in phase was 1.6 log 10 at week 24 of treatment • 93% of patients (38 of 41 randomized) had HBsAg levels <100 IU/mL during treatment period • 4 patients reached HBsAg levels <LLOQ during IFN treatment After 24 - weeks of follow - up, patients are assessed to stop NA therapy. Those patients that stop NA therapy will be followed for an additional 48 weeks. Multi - center, open - label Phase 2a 17 © 2023 Arbutus Biopharma, Inc.

Phase 2a POC Clinical Trial POC Phase 2a clinical trial evaluating imdusiran in combination with Vaccitech’s immunotherapeutic, VTP - 300, with or without low dose nivolumab, and a NA AB - 729 - 202: Primary objective: evaluate safety and reactogenicity of imdusiran followed by VTP - 300 or placebo At week 48 all participants who are eligible to discontinue NA therapy will be followed for 48 - weeks Expanded the clinical trial to include an additional arm with nivolumab (Opdivo ® ), and dosed first patient in this arm in the first half of 2023 Full rights retained by the Companies of their respective product candidates and all costs split equally 18 Follow - up (24 - 48 weeks) VTP - 300 + NA (n=20) NA + placebo (n=20) 1 Imdusiran + NA (60mg Q8W) n=40 Randomize Weeks Imdusiran + NA (60mg Q8W) n=20 24 VTP - 300 + NA + Nivo 1 48 26 24 Weeks 48 Follow - up (24 - 48 weeks) Preliminary data expected in 2H ‘23 © 2023 Arbutus Biopharma, Inc.

Strategic Collaboration Exclusive Licensing* and Strategic Partnership Develop, manufacture and commercialize imdusiran in mainland China, Hong Kong, Macau and Taiwan Imdusiran Upfront payment (received in 2022) $40M Equity investment (received in 2022) $15M Commercialization and milestone payments Up to $245M Tiered royalties on annual sales Double - digit up to low twenties % *ABUS retains the non - exclusive right to develop and manufacture in the Qilu territory for exploiting AB - 729 in the rest of the world Deal economics for Arbutus: Qilu Pharmaceutical: One of the leading pharmaceutical companies in China, provides development, manufacturing, and commercialization expertise to this partnership China 19 © 2023 Arbutus Biopharma, Inc.

AB - 161: Next Generation Oral RNA Destabilizer AB - 161 is currently in a Phase 1 clinical trial Next generation small molecule overcomes peripheral neuropathy non - clinical safety findings with first generation molecule Offers a novel mechanism of action to reduce HBsAg, other viral proteins and viral RNA Potential for an oral HBsAg reducing agent and all oral combination therapy Safety Novelty Convenience 20 © 2023 Arbutus Biopharma, Inc.

AB - 161 Reduces HBsAg in AAV - HBV Mouse Model 21 Fraction Unbound Concentrations (C 24h ) 0 2 4 6 8 10 12 14 1 10 100 Days S e r u m H B s A g ( % B a s e l i n e ) Vehicle AB-161 0.3 mg/kg AB-161 1 mg/kg AB-161 10 mg/kg AB-161 30 mg/kg [AB - 161] free : plasma [AB - 161] free : liver AAV - HBV mouse AB - 161 QD for 14 days 0.3 1 10 30 0.01 0.1 1 10 100 1000 AB-161 [mg/kg] n g / m L EC 90 Data presented at Discovery on Target Conference, October 2022 AB - 161 effective as a once - daily dose in AAV - HBV mouse model (0.3, 1, 10, 30 mg/kg QD) • Dose - dependent reduction of HBsAg, also observed with BID dosing (0.3 and 1 mg/kg BID) HBsAg reduction achieved when fraction unbound C 24h > EC 90 in liver © 2023 Arbutus Biopharma, Inc. Compound concentration in liver drives efficacy

AB - 101: Small - Molecule Oral PD - L1 Inhibitor for HBV AB - 101 is highly potent with demonstrated activity against PD - L1 in cells from chronic HBV patients AB - 101 reduces PD - L1 on the surface of human primary myeloid cells AB - 101 reinvigorates HBV - specific cHBV patient T - cells Data presented at HepDART 2021 0 20 40 60 80 100 - 6 - 4 - 2 0 Compound (Log μ M) % Internalization PBMCs N= cells from 9 cHBV patients *p< - 0.05 PBMC: P eripheral Blood Mononuclear Cells PDL1 * Inactive AB - 101 * 0 3 2 1 IFN - y Fold Increase Over HBV peptide alone CD14+ PBMCs N=3 Donors IC 50 = 1.9 nM AB - 101 Inactive Compound 22 © 2023 Arbutus Biopharma, Inc.

AB - 101: Oral PD - L1 Inhibitor for HBV Immune Reactivation PD - 1: Programmed death ligand protein | Abs: Antibodies Regulatory approval received in New Zealand to advance AB - 101 into a Phase 1 clinical trial; dosing expected to begin Q3 2023 Rationale • HBV immune tolerance is a critical driver of cHBV infection • PD - 1:PD - L1 checkpoint axis plays a key role in immune tolerization in cHBV • PD - L1 expression upregulated during HBV infection • PD - 1 upregulated on HBV - specific T - and B - cells • Inhibition associated with HBsAg loss in some cHBV patients AB - 101 • Blocks PD - L1/PD - 1 interaction at sub - nM concentrations • Activates HBV - specific immune responses in T - cells from cHBV patients in vitro • Novel MOA identified • Demonstrates a robust checkpoint mediated in vivo effect • Improves HBV - specific T - and B - cell responses ex vivo Small - Molecule Inhibitor Approach • Allows controlled checkpoint blockade • Enables oral dosing • Designed to reduce systemic safety issues seen with Abs 23 © 2023 Arbutus Biopharma, Inc.

Coronavirus Program Overview 1 https://www.healthdata.org/special - analysis/ estimation - excess - mortality - due - covid - 19 - and - scalars - reported - covid - 19 - deaths Coronavirus Infections, such as COVID - 19 caused by SARS - CoV - 2 Spreads through breathing out droplets and small particles that contain the virus Older adults and people with severe underlying conditions at higher risk of developing serious complications Virus continues to mutate with variant strains developing Cause & Symptoms Population ~6.9M deaths globally 1 In US: ~80M cases; 1M deaths (as of March 2022) Treatments Vaccines Durability of effect uncertain, boosters required, limited efficacy on variant strains Therapies Sub - optimal Rationale Pan - coronavirus focused: need for effective and safe therapies to combat COVID - 19 and future coronavirus outbreaks Address essential viral targets – nsp12 viral polymerase and nsp5 viral protease Potential for combo therapy to enhance efficacy and reduce symptomology 24 © 2023 Arbutus Biopharma, Inc.

Viral Polymerase nucleos (t)ides COVID - 19 Virus nsp12 Viral Protease de novo design COVID - 19 Virus nsp5 / M pro Leveraging our proven expertise and capabilities in antiviral drug discovery and development Coronavirus Strategy Arbutus Strategy nsp5 protease & nsp12 polymerase essential enzymes for replication Collaboration Proprietary DEL library screening and structural biology for M pro inhibitor discovery First milestone reached; several unique compound series that inhibit nsp5 protease identified Advancing to lead optimization stage Structural protein Accessory protein Polyprotein (pp) Non - structural protein ( nsp ) nsp1 nsp2 nsp3 nsp4 nsp5 nsp6 nsp7 nsp8 nsp9 nsp10 nsp12 nsp13 nsp14 nsp15 nsp16 7096 1 pp1b pp1ab S E M p6 7a 7b 8b 3a 3b N 9b 14 5’UTR 3’UTR 25 Pan - coronavirus focused Combination therapy approach Expected to complete IND - enabling studies for AB - 343 in 2H 2023 © 2023 Arbutus Biopharma, Inc.

AB - 343: M PRO Coronavirus Candidate AB - 343 is currently in IND - enabling studies • Highly potent (IC 50 < 8nM) • Equipotent against all known COVID - 19 variants • Robust activity against M pro resistant variants • Highly selective for coronavirus M pro vs human proteases • Clean cell toxicity profile • Off - target assessment results unremarkable • Preclinical PK supports ritonavir - free dosing • No anticipated drug - drug interactions • Data supports combination strategy Activity Safety Convenience 26 © 2023 Arbutus Biopharma, Inc.

2023 Key Milestones Cash balance * of $164M as of June 30, 2023, cash runway into Q1 2025; 2023 net cash burn of between $90M and $95M *Consists of cash, cash equivalents and marketable securities 27 Anticipated Timing 2023 Milestone 1H Imdusiran: Dose f irst patient in the imdusiran+VTP - 300+Nivo arm of the ongoing Phase 2a Vaccitech trial 1H Imdusiran: Preliminary IFN data from patients in the AB - 729 - 201 clinical trial 1H Imdusiran: Follow - up off - treatment data from AB - 729 - 001 clinical trial 2H Imdusiran: Preliminary data from Phase 2a POC clinical trial with imdusiran+VTP - 300+NA therapy 2H AB - 161: Initial data from Phase 1 s ingle - ascending dose clinical trial in healthy subjects 2H AB - 101: Initiate single - ascending dose portion of Phase 1 clinical trial in healthy subjects 2H AB - 343, COVID M pro : Complete IND - enabling studies 2H COVID Nsp12: Nominate a clinical candidate and initiate IND - enabling studies © 2023 Arbutus Biopharma, Inc.

Thank You © 2023 Arbutus Biopharma, Inc.